INTERIM CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Revenues:
Display Advertising	$ 150,154	$ 96,166
Search Advertising	121,817	103,328
Total Revenues	271,971	199,494
Costs and Expenses:
Cost Of Revenue Expenses	13,474	11,595
Customer Acquisition Costs	156,930	121,086
Research and development	17,369	17,473
Selling and marketing	27,293	23,484
General and administrative	12,134	8,760
Depreciation and amortization	6,393	4,377
Total Costs and Expenses	233,593	186,775
Income from Operations	38,378	12,719
Financial expense (income), net	(1,507)	105
Income before Taxes on income	39,885	12,614
Taxes on income	4,919	2,225
Net Income	$ 34,966	$ 10,389
Net Earnings per Share
Basic	$ 0.79	$ 0.31
Diluted	$ 0.74	$ 0.29
Weighted average number of shares
Basic	44,238,414	33,116,072
Diluted	47,210,769	36,289,802